UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 28, 2010
Trinity Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 Stemmons Freeway, Dallas, Texas	75207-2401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 214-631-4420
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The Registrant hereby furnishes the information set forth in its News Release, dated July 28, 2010, announcing operating results for the three and six month periods ended June 30, 2010, a copy of which is furnished as exhibit 99.1 and incorporated herein by reference. On July 29, 2010, the Registrant held a conference call and web cast with respect to its financial results for the three and six month periods ended June 30, 2010. The conference call scripts of James E. Perry, Vice President and Chief Financial Officer; Timothy R. Wallace, Chairman, Chief Executive Officer, and President; D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups; Antonio Carrillo, Vice President and Group President of the Energy Equipment Group and William A. McWhirter II, Senior Vice President and Group President of the Construction Products and Inland Barge Groups are furnished as exhibits 99.2, 99.3, 99.4, 99.5, and 99.6, respectively, and incorporated herein by reference.
This information is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported in the Current Report on Form 8-K filed on March 26, 2010, Mark W. Stiles, previously the Group President of the Construction, Marine, and Components Group of Trinity Industries, Inc. (the “Company”), is transitioning to retirement. In connection therewith, on July 29, 2010, the Company and Mr. Stiles entered into a Retirement Transition Agreement (the “Agreement”), which sets forth certain matters with respect to the terms of Mr. Stiles’s phased retirement transition. The terms and conditions of the Agreement, include, but are not limited to, the following:
•	Mr. Stiles will continue his current role reporting to the Company’s Chief Executive Officer or his delegate.

•	Mr. Stiles’s duties include those matters determined by the Company’s Chief Executive Officer or his delegate.

•	Mr. Stiles will be compensated as follows:
•	Through December 31, 2010, Mr. Stiles will be paid at his current compensation level, will participate in the Company’s Executive Perquisite Program and will perform his duties for 40 hours per week. In addition, he will receive $15,000 as an office allowance. He will not be entitled to receive any short term or long term incentive compensation.

•	If the Company and Mr. Stiles both agree to extend the Agreement from January 1, 2011 through December 31, 2011, Mr. Stiles will be paid a base salary of $260,000 for that calendar year and will be available to perform his duties for 20 hours per week.

•	If the Company and Mr. Stiles both agree to extend the Agreement from January 1, 2012 through December 31, 2012, Mr. Stiles will be paid a base salary of $104,000 for that calendar year and will be available to perform his duties for 8 hours per week.

•	If the Company and Mr. Stiles both agree to extend the Agreement from January 1, 2013 through May 15, 2013, Mr. Stiles will be paid a base salary of $21,667 for that period and will be available to perform his duties for 4 hours per week.

•	If Mr. Stiles’ dies during the term of the Agreement, the Company will make the salary payment for the remainder of the term in which the death occurs and the Agreement will automatically terminate at the expiration of such term.
•	The outstanding stock option grants of Mr. Stiles will be governed by the express language, terms, and conditions of the plans and agreements under which they were granted.
•	The Amended and Restated Executive Severance Agreement Class A-1, dated September 9, 2008, between the Company and Mr. Stiles is terminated and of no further force or effect.
•	The outstanding restricted stock and career stock awards (“RSAs”) awarded to Mr. Stiles will be governed by the express language, terms and conditions of the plans and agreements under which they were awarded. With respect to 31,940 shares of restricted stock that are to vest after May 15, 2013, Mr. Stiles shall be vested in such shares if (i) the Agreement is extended through May 15, 2013, (ii) the Chief Executive Officer or his delegate determines that Mr. Stiles has contributed the expected value to the Company by faithful and professional performance of his duties under the Agreement and recommends to the Human Resources Committee that it consider accelerating the vesting of these restricted shares, and (iii) the Human Resources Committee accelerates the vesting of these restricted shares.

•	Mr. Stiles forever is subject to confidentiality obligations, and during the term of the Agreement, including any extension thereof, and for (i) 24 months after the termination of the Agreement, he is subject to non-solicitation restrictions regarding employees of the Company, and (ii) 12 months after the termination of the Agreement, he is subject to non-competition obligations.
Item 7.01 Regulation FD Disclosure.
See “Item 2.02 — Results of Operations and Financial Condition.”
This information is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(a) - (c) Not applicable.
(d) Exhibits:
Exhibit No. / Description
10.1	Retirement Transition Agreement dated July 29, 2010 between Trinity Industries, Inc. and Mark W. Stiles.*

99.1	News Release dated July 28, 2010 with respect to the operating results for the three and six month periods ended June 30, 2010.

99.2	Conference call script of July 29, 2010 of James E. Perry, Vice President and Chief Financial Officer.

99.3	Conference call script of July 29, 2010 of Timothy R. Wallace, Chairman, Chief Executive Officer, and President.

99.4	Conference call script of July 29, 2010 of D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups.

99.5	Conference call script of July 29, 2010 of Antonio Carrillo, Vice President and Group President of the Energy Equipment Group.

99.6	Conference call script of July 29, 2010 of William A. McWhirter II, Senior Vice President and Group President of the Construction Products and Inland Barge Groups.

*	Management Contracts and Compensatory Plan Arrangements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.
July 30, 2010	By:	James E. Perry
		Name:	James E. Perry
		Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Retirement Transition Agreement dated July 29, 2010 between Trinity Industries, Inc. and Mark W. Stiles.*

99.1	News Release dated July 28, 2010 with respect to the operating results for the three and six month periods ended June 30, 2010.

99.2	Conference call script of July 29, 2010 of James E. Perry, Vice President and Chief Financial Officer.

99.3	Conference call script of July 29, 2010 of Timothy R. Wallace, Chairman, Chief Executive Officer, and President.

99.4	Conference call script of July 29, 2010 of D. Stephen Menzies, Senior Vice President and Group President of the Rail and Railcar Leasing Groups.

99.5	Conference call script of July 29, 2010 of Antonio Carrillo, Vice President and Group President of the Energy Equipment Group.

99.6	Conference call script of July 29, 2010 of William A. McWhirter II, Senior Vice President and Group President of the Construction Products and Inland Barge Groups.

*	Management Contracts and Compensatory Plan Arrangements.

5